SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                   FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Date of report: July 21, 1999
                 Date of earliest event reported: July 19, 1999



                                 PFIZER INC.
            (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                        10017-5755
(Address of principal executive offices)             (Zip Code)


           Registrant's telephone number, including area code:
                             (212) 573-2323

Item 5.  Other Events

      On July 19, 1999 Pfizer Inc. announced that it entered into a voluntary agreement to plead guilty to antitrust charges by the Antitrust Division of the US Department of Justice related to two products sold by Pfizer's former Food Science Group, a division that manufactured and sold food additives. Pfizer sold the Food Science Group in January 1996.


Item 7.  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated July 19, 1999.


                                 SIGNATURE

      Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized person named below.

                                 PFIZER INC.



                                 By: /s/ Margaret M. Foran
                                    .............................
                                     Name:  Margaret M. Foran
                               Title: Senior Corporate
                                      Counsel and
                                      Assistant Secretary

Dated: July 21, 1999


                                 EXHIBIT INDEX

Exhibit No.                          Description

99 Press Release dated July 19, 1999, announcing the voluntary plea agreement with the Antitrust Division of the US Department of Justice relating to charges of anti-competitive activities of Pfizer's former Food Science Group.